COLUMBIA GREATER CHINA FUND
              (formerly named Columbia Newport Greater China Fund)
                                  (the "Fund")
                Supplement to Prospectuses dated January 1, 2005
                  Replacing Supplement dated September 16, 2005
                           Class A, B, C and Z Shares

The section entitled "MANAGING THE FUND: PORTFOLIO MANAGERS" is revised in its entirety and replaced with the following:

PORTFOLIO MANAGERS

Fred Copper, a portfolio manager of Columbia Management Advisors, LLC (Columbia Advisors), is the lead manager for the Fund and has co-managed the Fund since October, 2005. Mr. Copper has been associated with Columbia Advisors or its predecessors since September, 2005. Prior to October, 2005, Mr. Copper was a senior vice president with Putnam Investments from March, 2001 to September, 2005 and an assistant vice president with Wellington Management Company, LLP from July, 1998 to February, 2001.
..
Penny L. Burgess, a vice president of Columbia Advisors, is a co-manager for the Fund and has co-managed the Fund since May, 2005. Ms. Burgess has been associated with Columbia Advisors or its predecessors since November, 1993.

Jasmine Huang, a portfolio manager of Columbia Advisors, is a co-manager for the Fund and has co-managed the Fund since May, 2005. Prior to joining Columbia Advisors, Ms. Huang held a manager position with Deloitte's management consulting practice from June, 2000 to September, 2003.

Deborah F. Snee, a vice president of Columbia Advisors, is a co-manager for the Fund and has co-managed the Fund since May, 2005. Ms. Snee has been associated with Columbia Advisors or its predecessors since March, 1999.

SUP-47/90884-1005                                             October 11, 2005